[Letterhead of Baird, Kurtz & Dobson]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 1, 2000, on our audits of the consolidated financial statements of BLUE VALLEY BAN CORP appearing in Amendment No. 5 to the registration statement on Form S-1 (SEC File
Nos. 333-34328 and 333-34328-01).



                                        /s/ Baird Kurtz & Dobson


Kansas City, Missouri
November 9, 2000